SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                   EASTERN VIRGINIA BANKSHARES, INC.
            (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                       EASTERN VIRGINIA BANKSHARES, INC.
                                307 CHURCH LANE
                       TAPPAHANNOCK, VIRGINIA 22560-1005

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                             THURSDAY, MAY 21, 1998

The initial Annual Meeting of Shareholders of Eastern Virginia Bankshares, Inc. (the "Company" or "EVB") will be held at Saint Margaret's School, 444 Water Lane, Tappahannock, Virginia on Thursday, May 21, 1998, at 9:30 A.M.
for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected and qualified;

2. To ratify the appointment by the Board of Directors of Yount, Hyde and Barbour, P.C., independent certified public accountants, as auditors for the Company for the ensuing year; and

3. To act upon such other matters as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 14, 1998, will be entitled to vote at the Annual Meeting.

Attendance at the Annual Meeting will be limited to shareholders of record, persons holding proxies from shareholders, and certain representatives of the press and financial community. If you wish to attend the Annual Meeting, but your shares are held in the name of a broker, bank or other nominee, you should bring with you written confirmation from such nominee of your beneficial ownership.

You are invited to attend the Annual Meeting in person. Whether you plan to attend or not, it is important that your shares be represented. Please complete, sign, date and return the enclosed proxy card promptly in the enclosed self-addressed, postage-paid envelope. If you attend the meeting, you may vote in person even if you have previously returned a Proxy Card.

Directors and Officers of the Company as well as a representative of Yount, Hyde & Barbour, P.C., certified public accountants, will be present at the meeting to answer any questions that shareholders may have. DUE TO LIMITED SEATING SPACE, LUNCH WILL NOT BE SERVED.

                                          By Order of the Board of Directors


                                          /s/ Thomas M. Boyd, Jr.
                                          -------------------------------------
                                          Thomas M. Boyd, Jr.
                                          President and Chief Executive Officer

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR THROUGH YOUR PROXY.

Tappahannock, Virginia
April 28, 1998

                       EASTERN VIRGINIA BANKSHARES, INC.

                                PROXY STATEMENT

This Proxy Statement and the enclosed proxy card ("Proxy") are furnished in connection with the solicitation of proxies by the Board of Directors of Eastern Virginia Bankshares, Inc. to be voted at the 1998 Annual Meeting of Shareholders to be held Thursday, May 21, 1998, at 9:30 a.m. at Saint Margaret's School, 444 Water Lane, Tappahannock, Virginia, and any adjournment thereof. The distribution of this Proxy Statement and related proxy material will commence on or about April 28, 1998.

Voting and Revocation of Proxies

All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with instructions noted thereon or, if no direction is indicated, they will be voted in favor of the proposals set forth in the Notice of Annual Meeting. Any shareholder giving a proxy has the right to revoke it at any time before the proxy is voted by giving written notice to the Secretary of the Company, by executing or delivering a substitute proxy or by attending the Annual Meeting and revoking the proxy at the meeting.

Voting Rights of Shareholders

Only Shareholders of record at the close of business on April 14, 1998, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the close of business on the record date, 5,188,576 shares of Common Stock, par value $2.00 per share, were outstanding and entitled to vote at the Annual Meeting. The Company has no other class of stock outstanding. Each share of Common Stock will entitle the holder thereof to one vote on all matters to come before the Annual Meeting. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business.

Solicitation of Proxies

The cost of the solicitation of proxies will be borne by the Company. In addition to solicitation by use of the mail, certain officers and employees of the Company (who will not be compensated in addition to their regular salaries) may solicit proxies personally or by telephone. The Company will, upon written request, reimburse brokerage firms and other custodians, nominees and fiduciaries, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of EVB Common Stock.

Proposal 1.  ELECTION OF DIRECTORS

The nine individuals named below, each of whom currently serves on the Board of Directors, will be nominated to serve as directors until the 1999 Annual Meeting of Shareholders. A majority vote is required for their election. Company Bylaws provide that at the first five annual elections of Directors of EVB, beginning in 1998, nominations made by the Board of EVB will consist of five individuals designated by Directors of EVB who are also Directors of Southside Bank and four individuals designated by Directors of EVB who are also Directors of Bank of Northumberland, Inc. The persons named in the proxy will vote for the election of nominees named below unless authority is withheld. If for any reason any of the persons named below should become unavailable to serve, an event which management does not anticipate, proxies will be voted for the remaining nominees and such other person or persons as the Board of Directors may designate.

The Board of Directors recommends that shareholders vote for the nominees set forth below. The nine nominees receiving the greatest number of affirmative votes cast at the Annual Meeting will be elected.



Name (age) of            Date First
Director                  Elected           Principal Occupation During Past 5 Years
-------------------     -----------         -----------------------------------------
Thomas M. Boyd, Jr.        1997             President and Chief Executive Officer of EVB since
Age 58                                      its formation in December, 1997, and President and
                                            Chief Executive Officer and a Director of Southside
                                            Bank since 1982

W. Rand Cook               1997             Attorney with McCaul, Martin, Evans & Cook, P.C.
Age 45                                      in Mechanicsville, Virginia and a Director of
                                            Southside Bank since 1996

Robert L. Covington        1997             Chairman of the Board of EVB since its formation
Age 72                                      in December 1997, and Chairman of the Board of
                                            Bank of Northumberland since 1991
                                            and a Director of Bank of
                                            Northumberland since 1968. He was
                                            the President and Chief Executive
                                            Officer of Bank of Northumberland
                                            prior to 1991

L.    Edelyn Dawson, Jr.   1997             Secretary of the Board of EVB and Senior Vice
Age 57                                      President of Bank of Northumberland


F. L. Garrett, III         1997             Vice Chairman of the Board of EVB and Chairman of
Age 58.                                     the Board of Southside Bank, and a director of
                                            Southside Bank since 1982.  Oysterman and realtor
                                            in Essex County, Virginia

F. Warren Haynie, Jr.      1997             Attorney with F. Warren Haynie, Jr., P.C. in
Age 59                                      Heathsville, Virginia and a Director of Bank of
                                            Northumberland since 1987

Eric A. Johnson            1997             General Manager of Mason Realty, Inc. in Urbanna,
Age 44                                      Virginia, and a Director of Southside Bank since 1988

William L. Lewis           1997             Attorney with Lewis & Ware, P.C. in Tappahannock,
Age 47                                      Virginia and a Director of Southside Bank since 1989

Lewis R. Reynolds          1997             Executive Vice President of EVB, and President and
Age 47                                      Chief Executive Officer of Bank of Northumberland
                                            since 1991, and a Director of Bank of Northumberland
                                            since 1994

Board of Directors and Committees

Since the Company began business on December 29, 1997, there were no Board meetings prior to January, 1998. The Board has chosen to act as a full Board on all matters and has appointed no standing committees other than the Audit Committee.

Audit Committee. The Audit Committee, whose members are Messrs. Johnson, Cook and Haynie, recommends the independent auditors to be selected by the Board, discusses with the independent auditors the scope of their proposed audit, reviews the audit reports, discusses with management the implementation of the auditor's recommendations, reviews the fee of the independent auditors for audit and non-audit services, reviews the adequacy of the Company's system of internal controls and reviews reports of audit activities performed by the Company's internal auditor. Because of the December 29,1997 creation of the Company, this committee did not meet during 1997.

Directors Fees. Since the Company began business on December 29, 1997, there were no Directors fees paid by the Company in 1997.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information, as of April 14, 1998, relating to beneficial ownership of Company Common Stock held by each director and director nominee and each executive officer named in the Summary Compensation Table below, and by the directors and all executive officers as a group.

As of April 14, 1998, no person beneficially owned 5% or more of the Company's Common Stock. Mr. Covington is the only director who beneficially owned more than 1% of the Company's Common Stock. His percentage ownership as of April 14, 1998 was 1.61%, and the directors and all executive officers as a group beneficially owned as of that date 3.95% of the outstanding shares of Common Stock.

Name                                                          Stock Ownership
---------------------------                                   ---------------
Thomas M. Boyd, Jr.                                                    23,684
W.    Rand Cook                                                         1,073
Robert L. Covington                                                    83,534
L. Edelyn Dawson, Jr.                                                  16,256
F.    L. Garrett, III                                                  21,146
F. Warren Haynie, Jr.                                                   4,000
Eric A. Johnson                                                         4,924
William L. Lewis                                                       20,985
Lewis R. Reynolds                                                      18,238
All present executive officers and directors
as a group (10 persons)                                               204,834


EXECUTIVE COMPENSATION

Executive Officers of EVB receive no compensation from EVB. At present, all executive officers of EVB also are executive officers of either Southside Bank or Bank of Northumberland which do compensate their executive officers. The table below, sets forth certain information concerning the annual and long-term compensation earned by the Chief Executive Officer and all other executive officers of the Company whose total compensation exceeded $100,000, for each of the three fiscal years ended December 31, 1997.

Summary Compensation Table



                                    Annual Compensation
                                    -------------------
     Name and                                                          Other Annual       All  Other
Principal Position                  Year    Salary (1)        Bonus    Compensation     Compensation (3)
---------------------------         ----    ----------        -----    ------------     ----------------
Thomas M. Boyd, Jr.                 1997     $114,000        $   100        (2)                $4,560
  President and Chief               1996     $108,000        $   100        (2)                $6,696
  Executive Officer                 1995     $102,000        $   100        (2)                $7,140

Lewis R. Reynolds                   1997     $ 83,900        $19,671        (2)                     -
  Executive Vice                    1996     $ 77,428        $17,710        (2)                     -
  President                         1995     $ 70,553        $13,959        (2)                     -

---------------
(1)   For Mr. Reynolds, includes Director's fees.

(2) The value of perquisites and other personal benefits did not exceed the lesser of $50,000 or ten percent of total annual salary and bonus.

(3) For Mr. Boyd, includes contributions to Southside Bank's 401 (k) Plan for 1997, and Profit Sharing Plan for prior years.

Employment Contracts

The Company's subsidiary Bank of Northumberland has employment agreements with certain Bank executive officers, including Mr. Reynolds and Mr. Dawson to serve as officers of Bank of Northumberland. Both contracts are for five-year terms and expire on November 13, 2001. Each contract also provides for automatic renewals for successive terms on one year at a time, unless the contract is terminated by Bank of Northumberland or the employee. Both officers' salary are determined at the sole discretion of Bank of Northumberland's Board of Directors, with a minimum 1996 salary of $72,628 for Mr. Reynolds and $67,450 for Mr. Dawson. In the event that either officer's employment is terminated under this agreement within six months before or 18 months after a change of control of Bank of Northumberland, the officer is entitled to receive the greater of (i) his current salary and benefits or (ii) the level of such salary and benefits in effect over the most recent 12 months preceding the date of his termination of employment. Each officer would be eligible to receive this compensation subsequent to his termination in these circumstances over the longer of (i) an additional 12 months, or (ii) the remainder of his unexpired original term.

Shareholder Return On Investment

The Company became subject to SEC reporting when Bank of Northumberland, Inc. and Southside Bank became wholly owned subsidiaries as of the close of business December 29, 1997. SEC rules generally require a graph of total investment return from the date a Company becomes subject to SEC reporting. There was no known market in the Company's common stock from the December 29, 1997 effective date until listing on NASDAQ and initiation of trading on January 5, 1998. The SEC's Office Of The Chief Accountant has advised EVB management that based on the lack of a market for the Company's common stock in 1997, a graph of theoretical shareholder return would not be appropriate.

INTEREST OF DIRECTORS AND OFFICERS IN CERTAIN TRANSACTIONS

The Company's banking subsidiaries extended credit to directors and officers of the Company and its subsidiaries during 1997. All such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms including interest rates and collateral requirements as those of comparable loans to other customers, and (iii) did not involve more than the normal risk of collectibility nor do they present other unfavorable features.

The banking subsidiaries of the Company, pursuant to the Company's employee loan policy, make individual general purpose loans on a nondiscriminatory basis to employees of subsidiaries at interest rates below those for comparable transactions with other persons. This policy does not extend to executive officers, principal officers or directors. The subsidiary banks are prohibited from making loans, with the exception of residential mortgages and educational loans, to executive officers in excess of certain dollar limits fixed by banking laws.

F. Warren Haynie, Jr., a director of the Company, is a principal in the Heathsville law firm of F. Warren Haynie, Jr. P.C., which serves as legal counsel for Bank of Northumberland. William L. Lewis, a director of the Company, is a principal in the Tappahannock law firm of Lewis and Ware, P.C., which serves as legal counsel for Southside Bank

Compliance with Stock Ownership Reporting Requirements

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, directors and executive officers of the Company are required to file reports with the SEC indicating their holdings of and transactions in the Company's stock. To the Company's knowledge, based on the December 29, 1997 formation date of the Company, review of stock transfer records and oral representations that no other reports were required, insiders of the Company complied with all filing requirements during 1997.

Proposal 2 - INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors has appointed Yount, Hyde & Barbour, P.C., as the Company's independent public accountants for the year 1998, and has further directed that management submit the selection of independent public accountants for ratification by the shareholders at the Annual Meeting. Yount, Hyde & Barbour, P.C. has served as the Company's independent public accountants since the Company's formation in 1997. The firm has advised the Company that neither the firm nor any member of the firm now has, or has held during the past five years, any direct or indirect financial interest in the Company or any of its subsidiaries. Representatives of the firm are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

OTHER MATTERS

As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matter properly comes before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

PROPOSALS FOR THE 1999 ANNUAL MEETING

SEC Reg. 240.14a-8.(a)(3)(i) provides that, in addition to any other applicable requirements, for business to be properly brought before the Annual Meeting by a shareholder (including shareholder nominations of Director candidates), the shareholder must give timely notice to the Secretary of the Company at least 120 days prior to the proxy statement date for the Annual Meeting. As to each matter, the notice must comply with certain informational requirements set forth in the Bylaws.

In order for a shareholder proposal to be considered for possible inclusion in the 1999 Proxy Statement, it must be received by the Secretary of the Company no later than November 30, 1998.

ANNUAL REPORT ON FORM 10-K

A copy of the Company's Annual Report on Form 10-K for 1997, filed with the SEC, excluding exhibits, can be obtained without charge by writing to Thomas E. Stephenson, Vice President and Chief Financial Officer; Eastern Virginia Bankshares, Inc.; P.O. Box 1005; Tappahannock, Virginia 22560.


                                              By Order of the Board of Directors

                                              Thomas M. Boyd, Jr.
                                              President and CEO

                                     PROXY

                       EASTERN VIRGINIA BANKSHARES, INC.
                           307 Church Lane, Box 1005
                          Tappahannock, Virginia 22560

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoint(s) F. W. Haynie, Jr. and William L. Lewis, any
one or more of whom   may   act,   and   hereby   authorize   them   to
represent and to vote, as designated below, all the shares of common stock of Eastern Virginia Bankshares, Inc. held on record by the undersigned on April 14, 1998, at the annual meeting of shareholders to be held on May 21, 1998, at Saint Margaret's School, 444 Water Lane, Tappahannock, Virginia, at 9:30 A.M. or any adjournment thereof.


1. TO ELECT AS DIRECTORS ALL NINE nominees listed below, who constitute the present Board of Directors.

INSTUCTION:       To  withhold  authority  to  vote  for any  or  all
nominee(s),   strike  a  line  though  the nominee's name(s) in the list below.

Thomas M. Boyd, Jr.                 F. L. Garrett, III
W. Rand Cook                        F.  Warren   Haynie, Jr.
Robert L. Covington                 Eric A. Johnson
L.    Edelyn Dawson, Jr.            William L. Lewis
Lewis R. Reynolds

[  ] FOR          [  ] AGAINST      [  ] ABSTAIN

2. TO RATIFY THE APPOINTMENT BY THE BOARD OF DIRECTORS OF YOUNT, HYDE & BARBOUR, P.C., independent public accountants, as auditors for the Company for the ensuing year.

[  ] FOR          [  ] AGAINST      [  ] ABSTAIN

(REVERSE SIDE OF PROXY CARD)

3. To act upon such other matters as may properly come before the meeting or any adjournment thereof. As of the date of this Proxy, management has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matter properly comes before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholders. If no direction is made, this proxy will be voted for proposals 1 and 2.

Please sign exactly as stock is registered. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                      _____________________ Signature

                      _____________________ Signature
                                            (if held jointly)

                      Date: ____________________ , 1998

                      PLEASE  MARK,  SIGN,  DATE AND  RETURN
                      THE  PROXY  CARD USING THE ENCLOSED
                      ENVELOPE.